UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2023

Cidara Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(858) 752-6170
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CDTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Cidara Therapeutics,” “Cidara,” “Company,” “we,” “us” and “our” refer to Cidara Therapeutics, Inc.
Item 8.01 Other Events.
On November 16, 2023, in response to the November 9, 2023 determination letter (the “Determination Letter”) received from the Listing Qualification Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), Cidara Therapeutics, Inc. (the “Company”) requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff determination to delist the Company’s securities from the Nasdaq Capital Market due to the bid price of the Company’s common stock having closed below the $1.00 per share minimum required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) for 30 consecutive trading days preceding November 6, 2023.
On November 17, 2023, the Staff accepted our hearing request and has granted a hearing date of February 1, 2024. Accordingly, the delisting action referenced in the Determination Letter has been stayed, pending a final written decision by the Panel. At the hearing, the Company intends to present a plan to regain compliance with the Minimum Bid Price Requirement and request that the Panel allow the Company additional time within which to regain compliance. While the Company will submit a comprehensive plan to regain compliance and a request for 180 days in which to implement the plan, there can be no assurance that the Panel will grant the Company’s request for the additional time requested. If at any point before the hearing the Company has regained compliance with all criteria for continued listing and can evidence an ability to sustain compliance with those requirements over the long term, the Company will notify Nasdaq. If Nasdaq determines that the Company has regained compliance, it will advise the Company by letter that the hearing is cancelled.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Date: November 17, 2023	/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)